SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2004

                                  ADSERO CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-31040                    65-0602729
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

2085 Hurontario Street, Suite 300, Mississauga, Ontario              L5A 4G1
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        (Address of principal executive offices)                   (Zip Code)

                                 (905) 206-1604
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              (Registrant's telephone number, including area code)


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   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 3.        SECURITIES AND TRADING MARKETS


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On September 27, 2004 (the "Initial Closing Date") we completed the initial closing of the First Offering, as such term is defined in the Agency
Agreement dated June 22, 2004 between us and DGM Bank & Trust, Inc. (the "Agent"). The First Offering involves the offer and sale, in a Regulation S private placement, of up to 750,000 Special Warrants at a price of $1.00 per Special Warrant or $750,000 on an aggregate basis. Each Special Warrant is exercisable, for no additional consideration, to receive a unit consisting of one share of our common stock and one common stock purchase warrant. Each warrant entitles the holder to purchase one share of our common stock at a price of $1.50 per share at any time during the two year period that commenced on the Initial Closing Date. Special Warrants that are not exercised prior to 5:00 p.m. on October 27, 2004 will be deemed to have been exercised immediately prior thereto without any further action by the holder. At the Initial Closing we issued an aggregate of 617,500 Special Warrants to private placement subscribers and 61,750 Special Warrants to the Agent, and authorized the issuance of 100,000 shares of our common stock to the Agent. We also delivered $48,625 to the Agent representing payment of the Agent's cash commission due on the 617,500 Special Warrants sold. As at the date hereof, the First Offering is still open and we remain eligible to sell up to 132,500 additional Special Warrants.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS          DESCRIPTION

           4.1             Form of Special Warrant
           4.2             Form of Warrant Certificate
           4.3             Warrant Indenture



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADSERO CORP.



Dated:   October 1, 2004            By: /s/ William Smith
                                        ---------------------------
                                        Name:  William Smith
                                        Title: Secretary, Treasurer,
                                               Chief Financial Officer



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